John Hancock Greater China Opportunities Fund
                          Supplement to the Prospectus
                               Dated June 1, 2005


Under the heading "Your account" the following changes have been made:

On page 7, the first bullet in the "SALES CHARGE REDUCTIONS AND WAIVERS" section has been deleted and replaced with the following:

o Accumulation Privilege--lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.


June 20, 2005